                                                                     EXHIBIT 4.2

 COMMON STOCK                                                       COMMON STOCK
                                               SHARES



 INCORPORATED UNDER THE LAWS                 CUSIP 027714 10 4
   OF THE STATE OF DELAWARE                  SEE REVERSE FOR CERTAIN DEFINITIONS
                              [COMMON STOCK LOGO]

                       AMERICAN NATIONAL CAN GROUP, INC.

THIS CERTIFIES THAT



IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE COMMON STOCK OF THE PAR VALUE $0.01 EACH OF

American National Can Group, Inc. (hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

COUNTERSIGNED AND REGISTERED:                      /s/
     EQUISERVE TRUST COMPANY, N.A.                   ---------------------------
                                                    CHAIRMAN AND CHIEF EXECUTIVE
                                                    OFFICER

                                                   /s/
                                                     ---------------------------
                                                     Secretary

                       [AMERICAN NATIONAL CAN GROUP SEAL]

           TRANSFER AGENT
           AND REGISTRAR


     AUTHORIZED SIGNATURE
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AMERICAN NATIONAL CAN GROUP, INC.

     American National Can Group, Inc. will mail to the record holder of this Certificate without charge, within five days after receipt of written request thereof, a copy of the express terms of the stock represented by this Certificate and of other class or classes and series of stock, if any, which American National Can Group, Inc. is authorized to issue at the time of such request.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations

TEN COM  - as tenants in common               UNIF GIFT MIN ACT - .............Custodian............
TEN ENT  - as tenants by the entireties                            (Cust)                  (Minor)
JT TEN   - as joint tenants with right of                         under Uniform Gifts to Minors
           survivorship and not as tenants                        ACT................................
           in common                          UNIF TRF MIN ACT  - ........Custodian (until age.......)
                                                                   (Cust)
                                                                  ..............under Uniform Transfers
                                                                      (Minor)
                                                                  to Minors Act.......................
                                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                 hereby sell, assign and
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)


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                                                                   Common Shares
-------------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------------


                                     X
                                       -----------------------------------------

                                     X
                                       -----------------------------------------
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME(S) AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed



By
  --------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.